Exhibit 31
Certification of Chief Executive Officer
XL Group Ltd
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(Chapter 98, Title 15 U.S.C. 7241)
I, Michael S. McGavick, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of XL Group Ltd;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:	April 6, 2018

/s/ MICHAEL S. MCGAVICK

Michael S. McGavick
Chief Executive Officer

Certification of Chief Financial Officer
XL Group Ltd
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(Chapter 98, Title 15 U.S.C. 7241)
I, Stephen Robb, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of XL Group Ltd;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:	April 6, 2018

/s/ STEPHEN ROBB

Stephen Robb
Executive Vice President and
Chief Financial Officer